The date of this supplement is November 16, 2007.

C100-041 11/16/07

T. Rowe Price Institutional International Funds, Inc.
T. Rowe Price Institutional Foreign Equity Fund

T. Rowe Price International Stock Fund
T. Rowe Price Funds

T. Rowe Price International Funds, Inc.
T. Rowe Price International Stock Fund
T. Rowe Price International Stock Fund—Advisor Class
T. Rowe Price International Stock Fund—R Class

Supplement to prospectuses dated March 1, 2007

The information about the funds` Investment Advisory Committees in Section 3 of the prospectuses are replaced with the following:

Institutional Foreign Equity Fund and International Stock Fund

Robert W. Smith is chairman of the fund`s Investment Advisory Committee and has day-to-day responsibility for managing the portfolio and developing and executing the fund`s investment program. Mr. Smith joined T. Rowe Price Associates in 1992 and has been managing investments since 1987.